UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1685

Name of Registrant: VANGUARD MORGAN GROWTH FUND

Address of Registrant: P.O. BOX 2600, VALLEY FORGE, PA 19482

Name and address of agent for service: R. GREGORY BARTON
                                       P.O. BOX 876
                                       VALLEY FORGE, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  September 30

Date of reporting period:  October 1, 2002 - September 30, 2003

ITEM 1: Reports to Shareholders

VANGUARD(R) MORGAN(TM) GROWTH FUND

SEPTEMBER 30, 2003

[PICTURE]

ANNUAL REPORT

THE VANGUARD GROUP(R)LOGO

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that any opinions expressed here are just that: informed opinions. They should not be considered promises or advice. These opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com.
--------------------------------------------------------------------------------
CONTENTS

 1 letter from the chairman
 6 fund profile
 7 glossary of investment terms
 8 performance summary
 9 your fund's after-tax returns
10 about your fund's expenses
11 financial statements
25 advantages of vanguard.com
--------------------------------------------------------------------------------
SUMMARY

* The Investor Shares of Vanguard Morgan Growth Fund returned 27.6% during the 12 months ended September 30, 2003.

* The fund's return was on par with those of its average peer fund, the benchmark index, and the overall U.S. stock market.

* The broad market endured great volatility before achieving a sustained rally in the second half of the fiscal year.

* Almost all market segments and industrial sectors posted remarkable gains. Particularly strong were smaller growth stocks and issues in the volatile technology and utilities sectors.

WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER WITH VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.

LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,

The financial markets were particularly volatile during the fiscal year ended September 30, 2003, with stocks hitting a six-year low at the start, then a series of peaks and valleys before beginning their remarkable rally in March. For the full 12 months, the Investor Shares of Vanguard Morgan Growth Fund returned 27.6% and the Admiral Shares 27.7%--stellar results in absolute terms and roughly on par with the fund's comparative measures.

[PICTURES OF JOHN J. BRENNAN]

As the adjacent table shows, your fund slightly outpaced both its primary benchmark--the Russell 3000 Growth Index, representing the growth issues among the 3,000 largest U.S. stocks--and the broad market as measured by the Wilshire 5000 Total Market Index. Morgan Growth slightly lagged the average multi-cap growth mutual fund, in part because your fund was relatively light on the priciest technology stocks, which strongly rebounded during the fiscal year.


---------------------------------------------------------
2003 TOTAL RETURNS                      FISCAL YEAR ENDED
                                             SEPTEMBER 30
---------------------------------------------------------
VANGUARD MORGAN GROWTH FUND
  Investor Shares                                   27.6%
  Admiral Shares                                    27.7
Russell 3000 Growth Index                           26.9
Average Multi-Cap Growth Fund*                      28.7
Wilshire 5000 Index                                 26.3
---------------------------------------------------------
*Derived from data provided by Lipper Inc.


Details on changes in the fund's net asset value and on per-share distributions for the Investor and Admiral Shares can be found in the table on page 5. If you hold your shares in a taxable account, you may wish to review the fund's after-tax returns on page 9.

STOCKS REBOUNDED POWERFULLY AS THE BEAR RETREATED

As the fiscal year got under way last October, U.S. stock prices rallied from their bear-market lows, then stalled in the face of investor apprehension about imminent military conflict with Iraq and the seeming creakiness of the national economy. Those concerns dissipated with the start of combat operations in March and the arrival of data suggesting that the economy was grinding into gear: reports of unexpected growth in corporate earnings and stronger-than-forecast advances in the gross domestic product.

--------------------------------------------------------------------------------
ADMIRAL(TM)SHARES

A lower-cost class of share available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------

Beginning in March, stocks surged, with the broad market, as represented by the Wilshire 5000 Index, returning a robust 26.3% for the 12 months. Both small- and large-capitalization stocks produced outstanding returns, though investors' renewed appetite for risk propelled small-caps higher. International markets also posted strong returns, which were enhanced for U.S.-based investors by a decline in the U.S. dollar relative to major currencies.

RISK WAS REWARDED IN THE BOND MARKET

A taste for risk was also apparent in the bond market. In general, the riskier the bond, the better the performance. The Lehman Brothers High Yield Bond Index, a benchmark of below-investment-grade bonds, returned a stunning 30%. Bonds with at least some degree of credit risk outperformed similar-maturity U.S. Treasury bonds, which have virtually no risk of default. The broad investment-grade market, as measured by the Lehman Aggregate Bond Index, returned 5.4%.


--------------------------------------------------------------------------------
MARKET BAROMETER                                   AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED SEPTEMBER 30, 2003
                                        ----------------------------------------
                                              ONE            THREE          FIVE
                                             YEAR            YEARS         YEARS
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)             25.1%           -10.3%          1.5%
Russell 2000 Index (Small-caps)             36.5             -0.8           7.5
Wilshire 5000 Index (Entire market)         26.3             -9.5           2.0
MSCI All Country World Index Free
   ex USA (International)                   29.0             -7.4           2.1
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                  5.4%             8.9%          6.6%
   (Broad taxable market)
Lehman Municipal Bond Index                  3.9              7.7           5.7
Citigroup 3-Month Treasury Bill Index        1.2              2.7           3.7
================================================================================
CPI
Consumer Price Index                         2.3%             2.2%          2.5%
--------------------------------------------------------------------------------

Most interest rates rose, making a small dent in bond prices and modestly reducing total returns. The yield of the benchmark 10-year Treasury note finished the fiscal year at 3.94%, up 35 basis points (0.35 percentage point) from September 30, 2002. In the shortest maturities, however, yields fell sharply, as the Federal Reserve Board reduced its target for short-term interest rates by 75 basis points. The yield of the 3-month Treasury bill declined 61 basis points, helping to push the yields of short-term vehicles such as money market funds below 1%.

A REMARKABLE TURNAROUND FOR STOCK FUNDS

Morgan Growth Fund's fiscal-year return reflected a remarkable turnaround in the equity markets after almost three years of decline. The fund enjoyed especially strong returns from stocks of software, Internet, and other tech companies that rebounded from their bear-market lows. Microsoft, Dell, Intel, and Cisco Systems, for example, produced big gains as the long freeze in corporate capital spending showed some signs of thawing. Cell-phone giant Nextel was another big winner.

Overall, 10 out of 12 sectors in your fund posted double-digit gains, ranging up to a stunning 80% return for the utilities group (which includes telecommunication and cable companies). But it was technology that had the most impact on performance. These stocks--the fund's third-largest industry weighting, averaging roughly 16% of assets--returned 54%.


------------------------------------------------------------------
FUND ASSETS MANAGED                           SEPTEMBER 30, 2003
                                       ---------------------------
                                        $ MILLION       PERCENTAGE
------------------------------------------------------------------
Wellington Management Company, llp         $1,397              37%
Vanguard Quantitative Equity Group          1,115              30
Franklin Portfolio Associates, LLC          1,038              28
Cash Investments*                             170               5
------------------------------------------------------------------
Total                                      $3,720             100%
------------------------------------------------------------------
* This cash is invested by The Vanguard Group in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.


However, your fund avoided the sector's more speculative companies, which proved to be some of the strongest performers during the fiscal year. This positioning put your fund at a disadvantage relative to competing growth funds and kept Morgan Growth's tech returns a bit behind those of its benchmark index. In the Russell 3000 Growth Index, for example, technology issues had both a higher weighting (21%) and a higher return (+61%) than those in your fund. Nonetheless, the fund outperformed the index for the 12 months because of superior stock selection in other sectors.

The fund's underweighting of technology stocks--which, even after three years of decline, still sport some of the highest prices relative to earnings and book values--reflects the advisors' preference for growth stocks with moderate valuations. This can help our performance compared with other growth funds when the priciest stocks are slumping, but it can have the opposite effect when those stocks soar. During the past fiscal year, they soared, giving a slight edge to the average peer fund.

As you know, three investment advisors manage your fund's assets, providing further diversification through differing management styles. The table on page 3 shows the percentage of assets managed by each advisor at the fiscal year-end.

MODERATION AND LOW COSTS CAN GIVE AN EDGE OVER THE LONG RUN

Over the past decade, your fund's pursuit of growth at a reasonable price has been well rewarded. As shown by the table below, Morgan Growth Fund's annualized return of 9.5% would have turned a hypothetical $10,000 investment into a final sum of $24,896--more than $3,000 higher than the results of the same investment in the average peer fund and the benchmark index. The result is even better when you consider that indexes, as theoretical entities, carry none of the real-world operating and transaction costs that a mutual fund must bear.

-------------------------------------------------
TOTAL RETURNS                     TEN YEARS ENDED
                               SEPTEMBER 30, 2003
-------------------------------------------------
                                   FINAL VALUE OF
                          AVERAGE       A $10,000
                           ANNUAL         INITIAL
                           RETURN      INVESTMENT
-------------------------------------------------
Morgan Growth Fund
  Investor Shares            9.5%         $24,896
Russell 3000 Growth Index    8.1           21,825
Average Multi-Cap
  Growth Fund                7.7           21,050
Wilshire 5000 Index          9.5           24,772
-------------------------------------------------

Our margin over our competitors is owed not only to the skill of our advisors but also to our significant cost advantage over similar mutual funds. On page 10 you'll find a table comparing Morgan Growth Fund's costs with the average cost of its competitors. When our expenses are so much lower, competitors have to generate a gross return higher than ours in order to match our net results--a difficult hurdle to overcome year after year.

DIVERSIFICATION AND TRUST ARE KEY TO LONG-TERM SUCCESS

The stock market's resurgence has been surprising in its strength, perhaps a fitting postscript to a bear market that was remarkable in both its depth and duration. But if the magnitude of change is remarkable, the fact of change is not. Markets rarely follow a predictable path. The best response is to be prepared for anything. At the portfolio level, this is relatively simple: Select a mix of broadly diversified stock, bond, and money market funds consistent with your goals, time horizon, and risk tolerance, then stay the course. Such a mix gives you some protection from the market's worst-performing asset class--whichever it turns out to be in a given period--while allowing you to share in the rewards of the best-performing assets.

We believe such an investment plan can be most productive when you work with an investment provider that embraces the values that are paramount at Vanguard. Serving the long-term investment needs of our clients is our single goal--one that is dictated by our mutual corporate structure, which channels all of our efforts toward the creation of wealth for our shareholders.

We thank you for entrusting your assets to Vanguard.


Sincerely,


/S/JOHN J. BRENNAN
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

OCTOBER 10, 2003







--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE        SEPTEMBER 30, 2002-SEPTEMBER 30, 2003

                                                    DISTRIBUTIONS PER SHARE
                                 -----------------------------------------------
                         STARTING          ENDING           INCOME       CAPITAL
                      SHARE PRICE     SHARE PRICE        DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Morgan Growth Fund
  Investor Shares          $10.49          $13.34            $0.04         $0.00
  Admiral Shares            32.58           41.40             0.18          0.00
--------------------------------------------------------------------------------

FUND PROFILE                                                     AS OF 9/30/2003

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 7.


MORGAN GROWTH FUND
-------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                            COMPARATIVE             BROAD
                                 FUND            INDEX*           INDEX**
-------------------------------------------------------------------------
Number of Stocks                  304             1,894             5,288
Median Market Cap              $11.6B            $41.2B            $26.2B
Price/Earnings Ratio            25.3x             27.8x             21.5x
Price/Book Ratio                 3.5x              4.2x              2.7x
Yield                                              1.0%              1.6%
  Investor Shares                0.2%
  Admiral Shares                 0.4%
Return on Equity                19.1%             23.2%             19.9%
Earnings Growth Rate            13.1%             10.6%              7.7%
Foreign Holdings                 6.3%              0.0%              0.8%
Turnover Rate                     91%                --                --
Expense Ratio                                        --                --
  Investor Shares               0.50%
  Admiral Shares                0.36%
Cash Investments                   2%                --                --
-------------------------------------------------------------------------

-------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Microsoft Corp.                                    2.7%
 (software)
American International Group, Inc.                 1.6
 (insurance)
Dell Inc.                                          1.5
 (computer hardware)
Cisco Systems, Inc.                                1.5
 (computer hardware)
Pfizer Inc.                                        1.4
 (pharmaceuticals)
International Business Machines Corp.              1.2
 (computer hardware)
AstraZeneca Group PLC ADR                          1.2
 (pharmaceuticals)
First Data Corp.                                   1.1
 (financial services)
Forest Laboratories, Inc.                          1.1
 (pharmaceuticals)
Intel Corp.                                        1.1
 (electronics)
-------------------------------------------------------
Top Ten                                           14.4%
-------------------------------------------------------

-------------------------------------------------------------------------
VOLATILITY MEASURES
                                    COMPARATIVE                     BROAD
                      FUND               INDEX*        FUND       INDEX**
-------------------------------------------------------------------------
R-Squared             0.97                 1.00    0.96          1.00
BeTA                  0.89                 1.00    1.14          1.00
-------------------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

-------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                            COMPARATIVE             BROAD
                                 FUND            INDEX*           INDEX**
-------------------------------------------------------------------------
Auto & Transportation              1%                2%                3%
Consumer Discretionary            23                17                16
Consumer Staples                   4                 8                 7
Financial Services                13                11                23
Health Care                       21                24                14
Integrated Oils                    0                 0                 3
Other Energy                       2                 1                 2
Materials & Processing             2                 2                 4
Producer Durables                  5                 4                 4
Technology                        22                23                15
Utilities                          3                 2                 7
Other                              2                 6                 2
-------------------------------------------------------------------------
Cash Investments                   2%               --                --
-------------------------------------------------------------------------

-------------------------------------
INVESTMENT FOCUS

STYLE                          Growth
MARKET CAP                      Large
-------------------------------------

                                               VISIT OUR WEBSITE AT VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.
*Russell 3000 Growth Index.
**Wilshire 5000 Index.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

MORGAN GROWTH FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE SEPTEMBER 30, 1993-SEPTEMBER 30, 2003

             MORGAN GROWTH                                            AVERAGE
             FUND INVESTOR      WILSHIRE 5000   RUSSELL 3000        MULTI-CAP
                    SHARES              INDEX   GROWTH INDEX     GROWTH FUND*

199309               10000              10000          10000            10000
199312               10179              10182          10376            10170
199403                9767               9802           9922             9805
199406                9459               9726           9774             9324
199409               10092              10254          10541            10011
199412               10009              10175          10605             9913
199503               10830              11094          11572            10627
199506               12107              12130          12711            11784
199509               13349              13238          13894            13080
199512               13611              13884          14483            13249
199603               14454              14664          15266            13912
199606               15275              15310          16228            14772
199609               16037              15743          16738            15237
199612               16782              16829          17652            15678
199703               16620              16938          17557            14903
199706               19289              19799          20856            17290
199709               21991              21730          22613            19659
199712               21953              22095          22725            19132
199803               24845              25025          26096            21624
199806               25508              25513          27029            22105
199809               21323              22444          24256            18938
199812               26840              27272          30682            24412
199903               28036              28301          32449            25646
199906               30673              30510          33942            27537
199909               29242              28492          32665            26869
199912               35993              33697          41061            37190
200003               38520              34983          44056            42349
200006               37145              33414          42719            40154
200009               36497              33470          40462            41225
200012               31490              30026          31856            33073
200103               27029              26320          25325            25316
200106               29712              28287          27637            27417
200109               23514              23789          22105            20551
200112               27206              26731          25604            24474
200203               26704              26988          24953            23476
200206               22892              23585          20345            19477
200209               19508              19620          17193            16362
200212               20808              21155          18426            17151
200303               20529              20502          18196            17055
200306               23944              23885          20912            19896
200309               24896              24772          21825            21050
--------------------------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED SEPTEMBER 30, 2003
                                ------------------------------------ FINAL VALUE
                                  ONE         FIVE         TEN      OF A $10,000
                                 YEAR        YEARS       YEARS        INVESTMENT
--------------------------------------------------------------------------------
Morgan Growth Fund
  Investor Shares               27.62%        3.15%       9.55%          $24,896
Wilshire 5000 Index             26.25         1.99        9.50            24,772
Russell 3000 Growth Index       26.94        -2.09        8.12            21,825
Average Multi-Cap Growth Fund*  28.65         2.14        7.73            21,050
--------------------------------------------------------------------------------
                                                                     FINAL VALUE
                                  ONE             SINCE            OF A $250,000
                                 YEAR       INCEPTION**               INVESTMENT
--------------------------------------------------------------------------------
Morgan Growth Fund
  Admiral Shares                27.73%            -7.19%                $209,317
Wilshire 5000 Index             26.25             -5.71                  217,360
Russell 3000 Growth Index       26.94            -10.19                  193,544
--------------------------------------------------------------------------------

-------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) SEPTEMBER 30, 1993-SEPTEMBER 30, 2003

                                MORGAN GROWTH          RUSSELL
                                FUND INVESTOR        3000 GROWTH
                                   SHARES               INDEX

1994                               0.9                    5.4
1995                              32.3                   31.8
1996                              20.1                   20.5
1997                              37.1                   35.1
1998                              -3.0                    7.3
1999                              37.1                   34.7
2000                              24.8                   23.9
2001                             -35.6                  -45.4
2002                             -17.0                  -22.2
2003                              27.6                   26.9
-------------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**May 14, 2001.
NOTE: See Financial Highlights tables on pages 19 and 20 for dividend and capital gains information.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. However, they do not reflect the reduced rates on "qualified dividend income."

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                    PERIODS ENDED SEPTEMBER 30, 2003

                                               ONE YEAR  FIVE YEARS    TEN YEARS
                                        ----------------------------------------
MORGAN GROWTH FUND INVESTOR SHARES
  Returns Before Taxes                            27.62%       3.15%       9.55%
  Returns After Taxes on Distributions            27.45        1.21        6.91
  Returns After Taxes on Distributions
    and Sale of Fund Shares                       17.92        2.11        7.12
--------------------------------------------------------------------------------

ABOUT YOUR FUND'S EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the fund, using the fund's actual return and operating expenses for the fiscal year ended September 30, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                            COST OF $10,000                FUND      PEER GROUP*
                         INVESTMENT IN FUND       EXPENSE RATIO    EXPENSE RATIO
--------------------------------------------------------------------------------
MORGAN GROWTH FUND
  Investor Shares                       $57               0.50%            1.76%
  Admiral Shares                         41               0.36               --
--------------------------------------------------------------------------------
*Average Multi-Cap Growth Fund.

The fund does not charge transaction fees; these results apply whether or not you redeemed your investment at the end of the given period. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002.


You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
MORGAN GROWTH FUND                               SHARES                    (000)
--------------------------------------------------------------------------------
COMMON STOCKS (92.9%)(1)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (0.8%)
  FedEx Corp.                                   120,500            $       7,764
  United Parcel Service, Inc.                   112,100                    7,152
* JetBlue Airways Corp.                         100,300                    6,115
  Southwest Airlines Co.                        247,500                    4,381
* Ryanair Holdings PLC ADR                       91,600                    3,710
  Harley-Davidson, Inc.                           3,700                      178
                                                                   -------------
                                                                   $      29,300
                                                                   -------------
CONSUMER DISCRETIONARY (22.3%)
  ADVERTISING AGENCIES (0.5%)

  Omnicom Group Inc.                            169,300                   12,164
* Lamar Advertising Co. Class A                 210,000                    6,161

CABLE TELEVISION SERVICES (1.2%)

* Liberty Media Corp.                         3,055,600                   30,464
* EchoStar Communications Corp. Class A         311,200                   11,909

CASINOS & GAMBLING (1.4%)

  International Game Technology               1,187,000                   33,414
  Station Casinos, Inc.                         186,200                    5,698
  GTECH Holdings Corp.                          119,700                    5,129
  Harrah's Entertainment, Inc.                   97,800                    4,118
  Mandalay Resort Group                          69,100                    2,737

COMMERCIAL INFORMATION SERVICES (0.2%)
* AOL Time Warner Inc. 611,300 9,237

CONSUMER ELECTRONICS (1.9%)
* Yahoo! Inc.                                   843,200                   29,832
* Electronic Arts Inc.                          304,900                   28,120
* Excel PLC                                     600,000                    6,604
* VeriSign, Inc.                                328,800                    4,429

CONSUMER PRODUCTS (0.2%)
  Gillette Co.                                  140,900                    4,506
  Alberto-Culver Co. Class B                     27,300                    1,606

COSMETICS (0.1%)

  Estee Lauder Cos. Class A                      97,900                    3,338
  Avon Products, Inc.                             3,300                      213

EDUCATION--SERVICES (1.2%)
* Apollo Group, Inc. Class A                    410,000                   27,072
* University of Phoenix                          88,000                    5,859
* DeVry, Inc.                                   193,200                    4,571
* Career Education Corp.                         91,700                    4,154

ENTERTAINMENT (0.8%)
  Viacom Inc. Class B                           591,800                   22,665
* Fox Entertainment Group, Inc. Class A         319,300                    8,937

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
MORGAN GROWTH FUND                               SHARES                    (000)
--------------------------------------------------------------------------------
HOUSEHOLD EQUIPMENT & PRODUCTS (0.2%)
  Black & Decker Corp.                          208,800            $       8,467

JEWELRY, WATCHES & GEMS (0.1%)
  Tiffany & Co.                                 109,500                    4,088

LEISURE TIME (0.1%)
  Callaway Golf Co.                             347,900                    4,965

MISCELLANEOUS BUSINESS & CONSUMER
  DISCRETIONARY (0.3%)
  E.W. Scripps Co. Class A                      145,000                   12,340

PUBLISHING--MISCELLANEOUS (0.1%)
  Meredith Corp.                                 83,400                    3,851
  John Wiley & Sons Class A                      61,700                    1,604
  Publishing--Newspapers
  Tribune Co.                                    39,100                    1,795
  Radio & Television Broadcasters (1.2%)
* Univision Communications Inc.                 650,000                   20,755
  Clear Channel Communications, Inc.            407,254                   15,598
* General Motors Corp. Class H                  377,400                    5,401
* Citadel Broadcasting Corp.                    203,200                    4,015

RENT LEASE SERVICES--CONSUMER (0.4%)
* Rent-A-Center, Inc.                           464,050                   14,989

RESTAURANTS (0.7%)
  Outback Steakhouse                            321,400                   12,171
  CBRL Group, Inc.                              300,600                   10,665
  Ruby Tuesday, Inc.                            124,500                    3,002

RETAIL (8.2%)
  Wal-Mart Stores, Inc.                         626,800                   35,007
* Staples, Inc.                               1,111,900                   26,408
* Advance Auto Parts, Inc.                      352,800                   25,014
  The Gap, Inc.                               1,387,200                   23,749
* Amazon.com, Inc.                              452,700                   21,893
  Lowe's Cos., Inc.                             390,800                   20,283
  Home Depot, Inc.                              526,000                   16,753
* Best Buy Co., Inc.                            338,900                   16,105
  Dollar General Corp.                          626,700                   12,534
* Abercrombie & Fitch Co.                       424,700                   11,768
* Bed Bath & Beyond, Inc.                       305,000                   11,645
* Fisher Scientific International Inc.          276,200                   10,962
* Chico's FAS, Inc.                             284,600                    8,720
* Williams-Sonoma, Inc.                         297,700                    8,032
  CDW Corp.                                     125,000                    7,218
  Target Corp.                                  188,800                    7,104
  Blockbuster Inc. Class A                      336,400                    7,064
* BJ's Wholesale Club, Inc.                     350,000                    6,779
* Barnes & Noble, Inc.                          222,000                    5,641
  Foot Locker, Inc.                             300,300                    4,865
* CarMax, Inc.                                  117,300                    3,831
* Costco Wholesale Corp.                         99,600                    3,095
* Kohl's Corp.                                   53,200                    2,846
* AutoZone Inc.                                  24,100                    2,158
* Dollar Tree Stores, Inc.                       58,600                    1,963

SERVICES--COMMERCIAL (2.5%)
* eBay Inc.                                     671,000                   35,905
* InterActiveCorp                               993,750                   32,843
* Cendant Corp.                                 612,900                   11,455
* Getty Images, Inc.                            274,700                    9,658
* Iron Mountain, Inc.                            95,400                    3,425
* Allied Waste Industries, Inc.                 129,300                    1,396

TEXTILES & Apparel Manufacturing (0.4%)
* Coach, Inc.                                   116,200                    6,345
* Burberry Group PLC                            812,157                    4,392
* Columbia Sportswear Co.                        65,900                    3,476

TOYS (0.6%)
  Mattel, Inc.                                  820,100                   15,549
* Marvel Enterprises Inc.                       274,400                    6,105
                                                                   -------------
                                                                   $     828,629
                                                                   -------------
CONSUMER STAPLES (4.1%)
  PepsiCo, Inc.                                 820,500                   37,604
  The Procter & Gamble Co.                      268,300                   24,904
  Hershey Foods Corp.                           191,000                   13,882
  Coca-Cola Enterprises, Inc.                   607,600                   11,581
  The Coca-Cola Co.                             226,700                    9,739
* Constellation Brands, Inc. Class A            302,400                    9,220
  Anheuser-Busch Cos., Inc.                     178,800                    8,822
* Metro AG                                      240,000                    8,737
  The Clorox Co.                                147,700                    6,775
  Walgreen Co.                                  203,800                    6,244
  Colgate-Palmolive Co.                         111,000                    6,204
  Sysco Corp.                                   146,100                    4,779
* Dean Foods Co.                                 81,650                    2,534
  Sensient Technologies Corp.                    81,500                    1,712
                                                                   -------------
                                                                   $     152,737
                                                                   -------------
FINANCIAL SERVICES (12.3%)
  American International Group, Inc.          1,001,235                   57,771
  First Data Corp.                            1,049,800                   41,950
  ACE Ltd.                                      848,700                   28,075
  Ambac Financial Group, Inc.                   373,100                   23,878
  Fannie Mae                                    303,100                   21,278

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
MORGAN GROWTH FUND                               SHARES                    (000)
--------------------------------------------------------------------------------
  Citigroup, Inc.                               426,587            $      19,414
  Moody's Corp.                                 338,800                   18,624
  Doral Financial Corp.                         396,200                   18,621
* Affiliated Computer
    Services, Inc. Class A                      380,800                   18,541
  H & R Block, Inc.                             407,300                   17,575
* SunGard Data Systems, Inc.                    525,300                   13,821
  St. Paul Cos., Inc.                           370,800                   13,731
* Fiserv, Inc.                                  354,500                   12,844
* Ameritrade Holding Corp.                    1,070,900                   12,048
  First Tennessee National Corp.                281,700                   11,961
  American Express Co.                          256,500                   11,558
  Synovus Financial Corp.                       438,800                   10,966
  Federated Investors, Inc.                     373,200                   10,338
  Countrywide Financial Corp.                   117,500                    9,198
  New York Community
    Bancorp, Inc.                               281,600                    8,873
  Everest Re Group, Ltd.                        115,000                    8,643
  Commerce Bancorp, Inc.                        171,900                    8,236
  Bank One Corp.                                186,400                    7,204
  Fidelity National Financial, Inc.             234,702                    7,055
  Capital One Financial Corp.                    87,700                    5,002
  Fifth Third Bancorp                            88,900                    4,931
  SLM Corp.                                     107,700                    4,196
  Automatic Data Processing, Inc.               109,100                    3,911
  Progressive Corp. of Ohio                      53,900                    3,725
* Markel Corp.                                   13,800                    3,685
  Friedman, Billings, Ramsey
    Group, Inc.                                 206,700                    3,566
  Legg Mason Inc.                                43,300                    3,126
  Freddie Mac                                    52,500                    2,748
  MBNA Corp.                                     92,800                    2,116
* CheckFree Corp.                                94,400                    1,888
  Franklin Resources Corp.                       34,500                    1,525
  RenaissanceRe Holdings Ltd.                    27,700                    1,264
* Montpelier Re Holdings Ltd.                    41,400                    1,248
  BlackRock, Inc.                                22,900                    1,122
* BOK Financial Corp.                            26,700                    1,006
  Equifax, Inc.                                  30,400                      677
* WellChoice Inc.                                17,800                      536
  AFLAC Inc.                                     16,000                      517
  State Street Corp.                              4,800                      216
  Cross Timbers Royalty Trust                       962                      20
                                                                   -------------
                                                                   $     459,228
                                                                   -------------

HEALTH CARE (20.9%)
  BIOTECH RESEARCH & Production (2.5%)
* Amgen, Inc.                                   275,200                   17,770
* Genzyme Corp.-General Division                375,600                   17,372
* Chiron Corp.                                  250,000                   12,923
* Cephalon, Inc.                                268,500                   12,330
* Celgene Corp.                                 242,600                   10,512
  Serono SA ADR                                 616,200                   10,093
* Neurocrine Biosciences, Inc.                   95,000                    4,704
* Genentech, Inc.                                50,400                    4,039
* Biogen, Inc.                                   97,700                    3,735

DRUGS & PHARMACEUTICALS (9.9%)
  Pfizer Inc.                                 1,707,140                   51,863
  AstraZeneca Group PLC ADR                   1,023,300                   44,411
* Forest Laboratories, Inc.                     775,700                   39,910
  Johnson & Johnson                             648,900                   32,134
  Eli Lilly & Co.                               510,900                   30,347
  Abbott Laboratories                           643,900                   27,398
  Aventis SA ADR                                516,000                   26,987
  Merck & Co., Inc.                             509,000                   25,766
* MedImmune Inc.                                575,500                   18,997
  Cardinal Health, Inc.                         278,800                   16,279
* Gilead Sciences, Inc.                         174,500                    9,760
  Shionogi & Co. Ltd.                           550,000                    9,551
  AmerisourceBergen Corp.                       105,800                    5,718
* SICOR, Inc.                                   246,600                    4,754
  Mylan Laboratories, Inc.                      117,300                    4,534
* Pharmaceutical Resources, Inc.                 63,500                    4,332
* Amylin Pharmaceuticals, Inc.                  132,900                    3,753
* Watson Pharmaceuticals, Inc.                   90,000                    3,752
  Medicis Pharmaceutical Corp.                   62,700                    3,674
  ICN Pharmaceuticals, Inc.                     195,100                    3,348

ELECTRONICS--MEDICAL SYSTEMS (0.6%)
  Medtronic, Inc.                               254,300                   11,932
  Amersham PLC                                1,016,233                    8,746
* Varian Medical Systems, Inc.                   14,500                      833

HEALTH & PERSONAL CARE (1.4%)
  McKesson Corp.                                984,600                   32,777
* Anthem, Inc.                                   88,600                    6,320
* Lincare Holdings, Inc.                         96,300                    3,529
  Omnicare, Inc.                                 70,900                    2,557
* Express Scripts Inc.                           32,200                    1,969
* Medco Health Solutions, Inc.                   57,400                    1,488

Health Care Facilities (0.1%)
* Quest Diagnostics, Inc.                        51,100                    3,099
  HCA Inc.                                       66,200                    2,440

HEALTH CARE MANAGEMENT SERVICES (3.6%)
* WellPoint Health Networks
    Inc. Class A                                439,300                   33,861
  UnitedHealth Group Inc.                       570,300                   28,697
* Caremark Rx, Inc.                           1,121,800                   25,353
* AdvancePCS                                    310,112                   14,132
* WebMD Corp.                                 1,312,188                   11,705

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
MORGAN GROWTH FUND                               SHARES                    (000)
--------------------------------------------------------------------------------
* Universal Health Services Class B             168,600            $       8,337
* Health Net Inc.                               244,700                    7,750
* Mid Atlantic Medical
    Services, Inc.                              106,800                    5,493

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (2.4%)
  Guidant Corp.                                 305,600                   14,317
* Edwards Lifesciences Corp.                    425,000                   11,509
  Beckman Coulter, Inc.                         234,100                   10,661
* STERIS Corp.                                  458,500                   10,555
  Biomet, Inc.                                  306,100                   10,288
  C.R. Bard, Inc.                               105,000                    7,455
* Henry Schein, Inc.                            126,600                    7,178
* Zimmer Holdings, Inc.                         108,100                    5,956
  Becton, Dickinson & Co.                       154,400                    5,577
  DENTSPLY International Inc.                    79,000                    3,542
* Boston Scientific Corp.                        36,600                    2,335

MEDICAL SERVICES (0.4%)
* Coventry Health Care Inc.                     268,800                   14,177
                                                                   -------------
                                                                   $     775,314
                                                                   -------------
OTHER ENERGY (1.9%)
  Pogo Producing Co.                            310,300                   14,050
  Chesapeake Energy Corp.                     1,239,700                   13,364
  Burlington Resources, Inc.                    225,700                   10,879
  Schlumberger Ltd.                             127,200                    6,156
* FMC Technologies Inc.                         252,100                    5,400
  EnCana Corp.                                  130,200                    4,737
  XTO Energy, Inc.                              218,766                    4,592
* Varco International, Inc.                     226,700                    3,833
  EOG Resources, Inc.                            90,000                    3,757
  Anadarko Petroleum Corp.                       66,300                    2,769
* National-Oilwell, Inc.                        107,400                    1,948
                                                                   -------------
                                                                   $      71,485
                                                                   -------------
MATERIALS & PROCESSING (1.4%)
  Freeport-McMoRan Copper
    & Gold, Inc. Class B                        469,900                   15,554
  Sigma-Aldrich Corp.                           202,700                   10,528
* Pactiv Corp.                                  511,300                   10,369
* Energizer Holdings, Inc.                      254,900                    9,373
  Ball Corp.                                     74,800                    4,039
  Newmont Mining Corp. Holding Co.               86,000                    3,362
                                                                   -------------
                                                                   $      53,225
                                                                   -------------
PRODUCER DURABLES (4.4%)
* Applied Materials, Inc.                     1,686,600                   30,595
* Lexmark International, Inc.                   256,000                   16,131
  D. R. Horton, Inc.                            404,100                   13,214
  Centex Corp.                                  167,100                   13,014
* Thermo Electron Corp.                         587,100                   12,740
* American Tower Corp. Class A                1,129,000                   11,459
* Novellus Systems, Inc.                        320,000                   10,800
  Lennar Corp. Class A                          110,600                    8,604
  Rockwell Collins, Inc.                        282,707                    7,138
* Crown Castle International Corp.              710,000                    6,681
* ASML Holding (New York)                       400,000                    5,252
* Polycom, Inc.                                 298,700                    4,961
  Illinois Tool Works, Inc.                      60,400                    4,002
  Danaher Corp.                                  54,100                    3,996
* United Defense Industries Inc.                139,800                    3,969
* Xerox Corp.                                   384,400                    3,944
* Alliant Techsystems, Inc.                      72,500                    3,484
  The Boeing Co.                                 73,200                    2,513
* LAM Research Corp.                             27,700                      614
  Lennar Corp. Class B                            3,100                      232
                                                                   -------------
                                                                   $     163,343
                                                                   -------------

TECHNOLOGY (21.4%)
  COMMUNICATIONS TECHNOLOGY (4.0%)
* Cisco Systems, Inc.                         2,805,200                   54,814
  QUALCOMM Inc.                                 883,600                   36,793
* UTStarcom, Inc.                               373,500                   11,881
* L-3 Communications Holdings, Inc.             232,200                   10,043
* Network Associates, Inc.                      575,000                    7,912
  Harris Corp.                                  183,100                    6,553
* PanAmSat Corp.                                383,300                    5,550
* Juniper Networks, Inc.                        311,100                    4,642
  Scientific-Atlanta, Inc.                      119,200                    3,713
* Corning, Inc.                                 215,400                    2,029
* CIENA Corp.                                    61,500                      363

COMPUTER SERVICES SOFTWARE & SYSTEMS (5.6%)
  Microsoft Corp.                             3,596,400                   99,944
* Symantec Corp.                                413,400                   26,052
* Citrix Systems, Inc.                          956,200                   21,113
* QLogic Corp.                                  413,000                   19,415
* Intuit, Inc.                                  296,200                   14,289
* Oracle Corp.                                  863,400                    9,687
* PeopleSoft, Inc.                              336,726                    6,125
* Veritas Software Corp.                        154,200                    4,842
* Computer Sciences Corp.                        86,800                    3,261
* Red Hat, Inc.                                 309,300                    3,124
  Adobe Systems, Inc.                            53,000                    2,081

COMPUTER TECHNOLOGY (4.8%)
* Dell Inc.                                   1,679,500                   56,079
  International Business Machines Corp.         516,400                   45,614
* SanDisk Corp.                                 424,000                   27,026
* Western Digital Corp.                       1,007,700                   12,989
* Storage Technology Corp.                      508,000                   12,263
* EMC Corp.                                     477,600                    6,032
* Emulex Corp.                                  144,500                    3,680
* Unisys Corp.                                  270,200                    3,656

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
MORGAN GROWTH FUND                               SHARES                    (000)
--------------------------------------------------------------------------------
* NVIDIA Corp.                                  183,600            $       2,921
* Sun Microsystems, Inc.                        698,000                    2,310
* Zebra Technologies Corp. Class A                9,100                      469

ELECTRONICS (1.1%)
  Samsung Electronics Co., Ltd. GDR             196,100                   33,407
  Sony Corp. ADR                                252,900                    8,801

ELECTRONICS--SEMICONDUCTORS/COMPONENTS (5.5%)
  Intel Corp.                                 1,429,700                   39,331
* Analog Devices, Inc.                          827,100                   31,446
* Altera Corp.                                1,352,000                   25,553
* Taiwan Semiconductor
    Manufacturing Co., Ltd.                  12,585,800                   24,792
* Broadcom Corp.                                613,400                   16,329
* National Semiconductor Corp.                  501,200                   16,184
  Texas Instruments, Inc.                       378,000                    8,618
  PerkinElmer, Inc.                             517,400                    7,921
* Amkor Technology, Inc.                        515,100                    7,320
* Jabil Circuit, Inc.                           277,100                    7,218
* PMC Sierra Inc.                               407,900                    5,381
* OmniVision Technologies, Inc.                  95,800                    4,047
* MEMC Electronic Materials, Inc.               367,400                    4,008
* Marvell Technology Group Ltd.                  99,200                    3,745
* Xilinx, Inc.                                  123,800                    3,530
* LSI Logic Corp.                               326,100                    2,932
  Microchip Technology, Inc.                     44,500                    1,065

SCIENTIFIC EQUIPMENT & SUPPLIES (0.4%)
  Applera Corp.-Applied Biosystems Group        617,000                   13,765
                                                                   -------------
                                                                   $     792,658
                                                                   -------------
UTILITIES (2.9%)
* Comcast Corp. Special Class A                 737,800                   21,795
* Nextel Communications, Inc.                 1,062,800                   20,927
* Cablevision Systems NY Group
    Class A                                     866,570                   15,685
* Cox Communications, Inc. Class A              493,900                   15,617
  Kinder Morgan, Inc.                           276,100                   14,912
* Comcast Corp. Class A                         278,000                    8,585
* Sky Perfect Communications Inc.                 4,500                    5,438
* AT&T Wireless Services Inc.                   503,100                    4,115
* Sprint PCS                                    373,000                    2,137
                                                                   -------------
                                                                   $     109,211
                                                                   -------------

OTHER (0.5%)
  3M Co.                                        177,000                   12,225
* Berkshire Hathaway Inc. Class B                 2,190                    5,466
* SPX Corp.                                      43,200                    1,956
                                                                   -------------
                                                                   $      19,647
                                                                   -------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $3,011,138)                              $   3,454,777
--------------------------------------------------------------------------------
PREFERRED STOCK (0.8%)
--------------------------------------------------------------------------------
  The News Corp. Ltd. ADR Pfd.
    (Cost $28,512)                            1,020,000                   27,836
--------------------------------------------------------------------------------
TEMPORARY INVESTMENTS (8.1%)(1)
--------------------------------------------------------------------------------
Vanguard Index Participation
  Equity Receipts-
    Total Stock Market                          194,400                   18,565

                                            FACE AMOUNT
                                              (000)
                                         --------------
FEDERAL NATIONAL MORTGAGE ASSN.
 (2)0.98%, 10/1/2003                              9,000                    9,000
 (2)1.04%, 10/30/2003                             2,000                    1,998

REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.09%, 10/1/2003                              205,532                  205,532
  1.09%, 10/1/2003--Note G                       67,791                   67,791
--------------------------------------------------------------------------------
TOTAL TEMPORARY INVESTMENTS (Cost $304,939)                              302,886
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.8%) (Cost $3,344,589)                           3,785,499
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.8%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     58,273
Security Lending Collateral Payable to
  Brokers--Note G                                                       (67,791)
Other Liabilities                                                       (56,431)
                                                                   -------------
                                                                        (65,949)
                                                                   -------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                  $  3,719,550
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the fund's effective common stock and temporary cash investment positions represent 97.4% and 3.6%, respectively, of net assets. See Note E in Notes to Financial Statements.

(2) Securities with an aggregate value of $10,998,000 have been segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
GDR--Global Depository Receipt.

-------------------------------------------------------------------
                                                             AMOUNT
MORGAN GROWTH FUND                                            (000)
-------------------------------------------------------------------
AT SEPTEMBER 30, 2003, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------
Paid-in Capital                                        $ 4,416,578
Undistributed Net Investment Income                          4,514
Accumulated Net Realized Losses                         (1,139,037)
Unrealized Appreciation (Depreciation)
  Investment Securities                                    440,910
  Futures Contracts                                         (3,415)
-------------------------------------------------------------------
NET ASSETS                                             $ 3,719,550
-------------------------------------------------------------------

Investor Shares--Net Assets
Applicable to 249,575,802 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                          $ 3,329,292
-------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES            $     13.34
===================================================================
Admiral Shares--Net Assets
Applicable to 9,425,773 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                          $   390,258

-------------------------------------------------------------------
NET ASSET VALUE PER SHARE--- ADMIRAL SHARES            $     41.40
===================================================================
See Note E in Notes to Financial Statements for the tax-basis components of netassets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                              MORGAN GROWTH FUND
                                                   YEAR ENDED SEPTEMBER 30, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                       $     22,116
  Interest                                                                2,114
  Security Lending                                                          252
--------------------------------------------------------------------------------
    Total Income                                                         24,482
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B Basic Fee                                3,612
Performance Adjustment                                                      (34)
The Vanguard Group--Note C
  Management and Administrative
    Investor Shares                                                      10,612
    Admiral Shares                                                          700
  Marketing and Distribution
    Investor Shares                                                         355
    Admiral Shares                                                           31
Custodian Fees                                                               66
Auditing Fees                                                                16
Shareholders' Reports and Proxies
    Investor Shares                                                         199
    Admiral Shares                                                            2
Trustees' Fees and Expenses                                                   5
--------------------------------------------------------------------------------
  Total Expenses                                                         15,564
  Expenses Paid Indirectly--Note D                                       (1,298)
--------------------------------------------------------------------------------
Net Expenses                                                             14,266
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    10,216
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold*                                            33,562
  Futures Contracts                                                      18,045
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 51,607
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                 705,695
  Futures Contracts                                                         700
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        706,395
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $    768,218
================================================================================
* Dividend income and realized net gain (loss) from affiliated companies of the fund were $278,000 and $472,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                         MORGAN GROWTH FUND
                                                  ------------------------------
                                                        YEAR ENDED SEPTEMBER 30,
                                                  ------------------------------
                                                         2003              2002
                                                        (000)             (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                           $    10,216      $     12,926
  Realized Net Gain (Loss)                             51,607          (450,112)
  Change in Unrealized Appreciation (Depreciation)    706,395           (92,789)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                       768,218          (529,975)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                    (9,196)          (17,878)
    Admiral Shares                                     (1,363)           (1,945)
REALIZED CAPITAL GAIN
    Investor Shares                                        --                --
    Admiral Shares                                         --                --
--------------------------------------------------------------------------------
    Total Distributions                               (10,559)          (19,823)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
    Investor Shares                                   274,295          (203,031)
    Admiral Shares                                     72,897            34,676
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital
    Share Transactions                                347,192          (168,355)
--------------------------------------------------------------------------------
    Total Increase (Decrease)                       1,104,851          (718,153)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                               2,614,699         3,332,852
--------------------------------------------------------------------------------
  End of Period                                   $ 3,719,550      $  2,614,699
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

MORGAN GROWTH FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                          YEAR ENDED                 JAN. 1,             YEAR ENDED
                                                       SEPTEMBER 30,               2001, TO            DECEMBER 31,
                                                  ---------------------            SEPT. 30,   ---------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD       2003          2002                2001*     2000      1999      1998
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $  10.49      $  12.71             $  17.08 $  22.92  $  19.72  $  17.54
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                               .04          .049                  .06      .16       .14       .18
  Net Realized and Unrealized Gain (Loss)
    on Investments                                   2.85        (2.194)               (4.38)   (2.90)     6.29      3.61
--------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                 2.89        (2.145)               (4.32)   (2.74)     6.43      3.79
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income               (.04)        (.075)                  --     (.15)     (.15)     (.18)
  Distributions from Realized Capital Gains            --            --                 (.05)   (2.95)    (3.08)    (1.43)
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions                              (.04)        (.075)                (.05)   (3.10)    (3.23)    (1.61)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $  13.34      $  10.49             $  12.71 $  17.08  $  22.92  $  19.72
==========================================================================================================================
TOTAL RETURN                                       27.62%       -17.04%              -25.33%  -12.51%    34.10%    22.26%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)           $  3,329      $  2,369             $  3,066 $  4,661  $  5,066  $  3,555
  Ratio of Total Expenses to Average Net Assets     0.50%         0.48%              0.43%**    0.40%     0.42%     0.44%
  Ratio of Net Investment Income to
    Average Net Assets                              0.31%         0.37%              0.49%**    0.73%     0.71%     0.96%
  Portfolio Turnover Rate                             91%          104%                  53%      94%       65%       81%
==========================================================================================================================
* The fund's fiscal year-end changed from December 31 to September 30, effective
September 30, 2001.
**Annualized.

MORGAN GROWTH FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                     YEAR ENDED       MAY 14* TO
                                                   SEPTEMBER 30,       SEPT. 30,
                                               ------------------  -------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD    2003      2002          2001**
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $32.58    $39.44         $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                            .17       .20            .12
  Net Realized and Unrealized Gain (Loss)
    on Investments                                8.83     (6.79)        (10.68)
--------------------------------------------------------------------------------
  Total from Investment Operations                9.00     (6.59)        (10.56)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income            (.18)     (.27)            --
  Distributions from Realized Capital Gains         --        --             --
--------------------------------------------------------------------------------
    Total Distributions                           (.18)     (.27)            --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $  41.40  $  32.58        $ 39.44
================================================================================
TOTAL RETURN                                    27.73%   -16.90%        -21.12%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)        $    390  $    246        $   267
  Ratio of Total Expenses to
    Average Net Assets                           0.36%     0.36%         0.36%+
  Ratio of Net Investment Income to
    Average Net Assets                           0.45%     0.49%         0.56%+
  Portfolio Turnover Rate                          91%      104%           53%
================================================================================
*Inception.
**The fund's fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
+Annualized.




SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Morgan Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. FUTURES CONTRACTS: The fund uses S&P 500 and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, and Franklin Portfolio Associates, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to the Growth Fund Stock Index, an index of the equity holdings of the largest growth stock mutual funds, for periods prior to September 1, 2002, and their new benchmarks, the Russell 3000 Growth Index for Wellington Management Company, llp, and the Russell Midcap Growth Index for Franklin Portfolio Associates, LLC, beginning September 1, 2002. Both benchmark changes will be fully phased in by September 2005.

     The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $684,000 for the year ended September 30, 2003.

     For the year ended September 30, 2003, the aggregate investment advisory fee represented an effective annual basic rate of 0.11% of the fund's average net assets before a decrease of $34,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2003, the fund had contributed capital of $633,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.63% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the year ended September 30, 2003, these arrangements reduced the fund's expenses by $1,298,000 (an annual rate of 0.04% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     For tax purposes, at September 30, 2003, the fund had $10,110,000 of ordinary income available for distribution. The fund had available realized losses of $1,142,454,000 to offset future net capital gains of $786,337,000 through September 30, 2010, and $356,117,000 through September 30, 2011.

     At September 30, 2003, net unrealized appreciation of investment securities for tax purposes was $440,910,000, consisting of unrealized gains of $555,882,000 on securities that had risen in value since their purchase and $114,972,000 in unrealized losses on securities that had fallen in value since their purchase.

     At September 30, 2003, the aggregate settlement value of open futures contracts expiring in December 2003 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                         (000)
                                        ----------------------------------------
                                                  AGGREGATE           UNREALIZED
                                    NUMBER OF    SETTLEMENT         APPRECIATION
FUTURES CONTRACTS              LONG CONTRACTS         VALUE       (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                             440      $109,351             $(2,487)
S&P MidCap 400 Index                      166        42,359                (928)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

F. During the year ended September 30, 2003, the fund purchased $2,965,290,000 of investment securities and sold $2,722,196,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at September 30, 2003, was $66,305,000, for which the fund held cash collateral of $67,791,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

----------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED SEPTEMBER 30,
                                                ----------------------------------------------------------
                                                           2003                             2002
                                                -------------------------       --------------------------
                                                     AMOUNT        SHARES          AMOUNT           SHARES
                                                      (000)         (000)           (000)            (000)
----------------------------------------------------------------------------------------------------------
INVESTOR SHARES
  Issued                                        $   584,982        50,131     $   321,942          24,326
  Issued in Lieu of Cash Distributions                8,854           786          17,165           1,185
  Redeemed                                         (319,541)      (27,088)       (542,138)        (40,937)
                                                ----------------------------------------------------------
   Net Increase (Decrease)--Investor Shares         274,295        23,829        (203,031)        (15,426)
                                                ----------------------------------------------------------

ADMIRAL SHARES
  Issued                                            107,923         2,849          82,658           1,961
  Issued in Lieu of Cash Distributions                1,265            36           1,823              41
  Redeemed                                          (36,291)       (1,004)        (49,805)         (1,234)
                                                ----------------------------------------------------------
   Net Increase (Decrease)--Admiral Shares           72,897         1,881          34,676             768
----------------------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Morgan Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Morgan Growth Fund (the "Fund") at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

OCTOBER 31, 2003




--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION
 (UNAUDITED) FOR VANGUARD MORGAN GROWTH FUND

This information for the fiscal year ended September 30, 2003, is included pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund will be provided to individual shareholders on their 2003 Form 1099-DIV.
--------------------------------------------------------------------------------

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

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                                       25

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these
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Here's how you can exploit  your  IRA--and  improve  your  chances of having the
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CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

It may be an  obvious  point,  but if you  invest as much in your IRA as the law
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jobs,  roll  your  401(k) or other  employer-sponsored  retirement  plan  assets directly into your IRA.

     If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS

500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(R) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida, Massachusetts,
 New Jersey, New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
  Funds (California, New Jersey,
  New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio


For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (112)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (112)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (112)                Chairman (JanuarySeptember 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (112)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (110)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (112)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (112)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (112)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (112)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600


Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Admiral, Explorer, Morgan, LifeStrategy, PlainTalk, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500 and S&P MidCap 400 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.


ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2003 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q260 112003

ITEM 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

ITEM 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant's Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.


ITEM 4: Not applicable.

ITEM 5: Not applicable.

ITEM 6: Reserved.

ITEM 7: Not applicable.

ITEM 8: Reserved.

ITEM 9: CONTROLS AND PROCEDURES.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10: EXHIBITS.  The following exhibits are attached hereto:
         (a) code of ethics
         (b) certifications

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      VANGUARD MORGAN GROWTH FUND

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: November 20, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      VANGUARD MORGAN GROWTH FUND

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: November 20, 2003

      VANGUARD MORGAN GROWTH FUND

BY:_____________(signature)________________
               (HEIDI STAM)
            THOMAS J. HIGGINS*
               TREASURER

Date: November 20, 2003

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.